UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06096

The Torray Fund
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 750 West
Bethesda, MD 20814
 (Address of principal executive offices) (Zip code)

William M Lane
Torray LLC
7501 Wisconsin Avenue, Suite 750 West
Bethesda, MD 20814
 (Name and address of agent for service)

(301) 493-4600
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders.

(a)

The
TORRAY
FUND

ANNUAL REPORT

December 31, 2021

The Torray Fund
Suite 750 W
7501 Wisconsin Avenue
Bethesda, Maryland 20814

funds.torray.com

(301) 493-4600
(855) 753-8174

The Torray Fund

Letter to Shareholders (Unaudited)

January 12, 2022

Dear Fellow Shareholders:

For full year 2021, the Torray Fund (“Fund”) rose 21.39%, compared to 25.16% and 28.71% for the Russell 1000 Value Index and the Standard and Poor’s 500 Index (“S&P500”), respectively.  The Fund was led by its exposure to financials, which we discussed in our semi-annual letter.  Covid news in the fourth quarter continued to produce volatility in shares of economically sensitive companies, and this held back the Fund’s relative returns.

The second half of 2021 was active as we took profits in Intel Corporation (INTC), Loews Corporation (L), Oracle Corporation (ORCL), Royal Dutch Shell Class A (RDS.A) and SEI Investments Company (SEIC). Intel and Loews were both long term holdings, but were sold as we judged better opportunities existed for improved capital allocation and growth in free cash flow. We enhanced portfolio diversification and increased the Fund’s exposure to several secular themes.  New investments included Alphabet Inc. Class A (GOOGL), Applied Materials, Inc. (AMAT), EOG Resources, Inc. (EOG), General Motors Company (GM), Phillips 66 (PSX), Renaissance Re Holdings LTD (RNR) and T. Rowe Price Group (TROW).

•
Alphabet, Inc. Class A is the parent holding company of Google, Inc. the dominant internet search engine.  Other important growth areas include YouTube (streaming content), Waymo (autonomous driving) and Google Cloud (enterprise cloud).  CFO Ruth Porat is implementing a more disciplined capital expenditure program with better visibility into “other bets”.  We expect cash flow to expand as platform investments mature and R&D is reduced.

•
Applied Materials, Inc. is a large, broadly diversified supplier of equipment and services to the semiconductor industry, and we believe it should benefit from a digital transformation boosting demand for wafer fab equipment. This demand is accelerated by the global chip shortage and funded by companies and governments around the globe.

•
EOG Resources, Inc. is a leading independent exploration and production company whose assets are primarily in the U. S.  The company is a low-cost operator, and has historically produced strong cash flow and dividend growth.  Increased demand and depleted supply set the stage for a global energy imbalance which we believe should accelerate revenue and earnings growth.

•
General Motors Company is the nation’s largest auto manufacturer, bringing scale to electric vehicle production and autonomous driving.  Software-enabled services provide opportunities for a new revenue stream over the life of the vehicle.

The Torray Fund

Letter to Shareholders (Unaudited)

January 12, 2022

•
Phillips 66 is a downstream energy company with interests in refining, marketing, chemicals and midstream assets.  The company has a conservative balance sheet with a focus on cash flow and operational efficiency.  We think it should be a beneficiary of an improving economy and refined product demand.

•
Renaissance Re Holdings LTD provides property, casualty and specialty reinsurance predominantly to insurance companies globally.  The company’s risk modeling is widely considered a competitive advantage, and the company has a growing income base from its capital management business which provides diversification from traditional underwriting.

•
T. Rowe Price Group is a financial services holding company with $1.6 trillion in assets under management.  The company has strong brands, competitive proprietary mutual funds and a long history of conservative financial management.  The dividend has been raised for 35 consecutive years.

For more than a decade, a glaring aspect of the U.S. Treasury market has been the absence of price discovery, i.e., the process by which investors attempt to balance value, price and risk.  The largest buyer of U.S. Treasuries has been the Federal Reserve whose objective is not risk adjusted returns, but rather stimulation of financial markets and the real economy.  While the size of these purchases has garnered all the attention, the prices paid have the bigger impact financially and psychologically.  Imagine trying to purchase any good or service where one buyer (your competition for that good or service) has unlimited funds and does not care one bit where the price is set.  This has driven yields on the 10- year U.S. Treasury, for example, below the Federal Reserve’s long term 2% inflation target (with the Consumer Price Index rising 7% in 2021).  This mispricing has contributed to the advance in equity markets, particularly since the onslaught of the pandemic in 2020.  In particular, shares of companies deemed to benefit from lockdowns and “disruptive” technologies did very well, and 2021 saw the largest increase in initial public offerings (“IPOs”) since the 1990s.  According to Dealogic, 1,006 offerings raised $315.6 billion, surpassing the 1996 record of 848 offerings which raised $78.7 billion.

Price discovery has, however, returned to portions of the equity market cited above.  As this is being written, 64% of the 2021 IPOs are below their offering price, and 19% are down at least 50% from 2021 highs. Some are richly valued, and many have no earnings.  We make no forecast as to the outlook for any of these companies, but interest rates appear likely to rise as the Federal Reserve reacts to strong economic growth and worrisome inflation trends.  This would continue to depress valuations for companies whose profitability is a distant expectation.  Importantly, investors appear to be reassessing value, price and risk.  We believe this will result in higher valuations for our portfolio companies which are generally profitable over time and include leaders in our largest portfolio sectors, i.e., financials, health care, industrials and energy.

The Torray Fund

Letter to Shareholders (Unaudited)

January 12, 2022

As always, we thank you for your investment and continued support.

Sincerely,

Shawn M. Hendon	Jeffrey D. Lent	Brian R. Zaczynski

Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

Consumer  Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The Russell 1000 Value Index measures the performance of the Large Cap Value segment of the U.S. Equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates. It is not possible to invest directly in an index.

The S&P 500 Stock Index measures the performance of 500 large capitalization U.S. companies. These indexes are unmanaged and do not reflect the fees and expenses typically paid by mutual funds. It is not possible to invest directly in an index.

Mutual fund investing involves risk including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund subjecting it to greater fluctuation and risk.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Shares of The Torray Fund are distributed by Foreside Funds Distributors LLC, Berwyn, PA.

The Torray Fund

PERFORMANCE DATA

As of December 31, 2021 (unaudited)

Average Annual Returns on an Investment in
The Torray Fund vs. the Russell 1000 Value Index and the S&P 500 Index

For the periods ended December 31, 2021:

					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	12/31/90
The Torray Fund	21.39%	12.37%	7.29%	9.96%	9.63%
Russell 1000 Value Index	25.16%	17.64%	11.16%	12.97%	10.67%
S&P 500 Index	28.71%	26.07%	18.47%	16.55%	11.24%

Cumulative Returns for the 31 years ended December 31, 2021

The Torray Fund	1,627.81%
Russell 1000 Value Index	2,216.73%
S&P 500 Index	2,616.50%

The returns quoted represent past performance and do not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher.

The Torray Fund

PERFORMANCE DATA (continued)

As of December 31, 2021 (unaudited)

Change in Value of $10,000 Invested
on December 31, 1990 (commencement of operations) to:

	12/31/90	12/31/95	12/31/00	12/31/05	12/31/10	12/31/15	12/31/20	12/31/21
The Torray Fund	$10,000	$23,774	$54,563	$64,476	$63,039	$106,342	$142,336	$172,781
Russell 1000 Value Index	$10,000	$22,653	$49,481	$63,995	$68,182	$116,307	$185,101	$231,673
S&P 500 Index	$10,000	$21,544	$49,978	$51,354	$57,511	$103,952	$211,063	$271,650

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. For performance current to the most recent month end, please call (800) 626-9769. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares and distributions. As of the most recent prospectus1, the Fund’s Gross Expense Ratio is 1.17%. The Fund’s Net Expense Ratio is 1.06% after fee waiver and expense reimbursements made pursuant to an operating expense limitation agreement between Torray LLC and the Fund. Such agreement will contractually remain in effect through April 30, 2024. Returns on both The Torray Fund, the Russell 1000 Value Index and the S&P 500 Index assume reinvestment of all dividends and distributions. The Russell 1000 Value Index measures the performance of the large capitalization value segment of the U.S. equity universe. The S&P 500 Index is an unmanaged index consisting of 500 U.S. large capitalization stocks. It is not possible to invest directly in an index. Current and future portfolio holdings are subject to change and risk. Mutual fund investing involves risk, including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

[1]	Updated expense information can be found on page 12.

The Torray Fund

FUND PROFILE

As of December 31, 2021 (unaudited)

DIVERSIFICATION (% of net assets)

Financials	28.5%
Health Care	12.2%
Industrials	11.9%
Information Technology	9.8%
Energy	9.1%
Communication Services	8.7%
Consumer Staples	7.3%
Consumer Discretionary	6.2%
Materials	3.9%
Short-Term Investment	1.5%
Other Asset and Liabilities, Net	0.9%
100.0%

TOP TEN EQUITY HOLDINGS (% of net assets)

1.	Berkshire Hathaway, Inc. – Class B	5.8%
2.	UnitedHealth Group Inc.	4.5%
3.	Marsh & McLennan Cos., Inc.	4.3%
4.	Johnson & Johnson	4.2%
5.	General Dynamics Corp.	4.2%
6.	Altria Group, Inc.	4.2%
7.	Chubb Limited	4.2%
8.	Eaton Corp. Plc	4.1%
9.	Fiserv, Inc.	3.9%
10.	DuPont de Nemours, Inc.	3.9%
		43.3%

PORTFOLIO CHARACTERISTICS

Net Assets (millions)		$381
Number of Equity Holdings		28
Portfolio Turnover		36.46%
P/E Multiple (forward)		15.2x
Trailing Weighted Average Dividend Yield		1.8%
Market Capitalization (billion)	Average	$224.6
	Median	$87.5

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2021

Shares		Market Value
COMMON STOCKS – 97.6%

28.5% FINANCIALS+
73,788	Berkshire Hathaway, Inc. – Class B*	$22,062,612
94,717	Marsh & McLennan Cos., Inc.	16,463,709
81,984	Chubb Limited	15,848,327
92,251	JPMorgan Chase & Co.	14,607,946
88,263	American Express Co.	14,439,827
57,777	T. Rowe Price Group, Inc.	11,361,269
252,882	Bank of America Corp.	11,250,720
14,885	RenaissanceRe Holdings Ltd.	2,520,477
		108,554,887
12.2% HEALTH CARE
34,067	UnitedHealth Group Inc.	17,106,403
94,582	Johnson & Johnson	16,180,143
213,070	Bristol-Myers Squibb Co.	13,284,915
		46,571,461
11.9% INDUSTRIALS
77,282	General Dynamics Corp.	16,110,979
90,421	Eaton Corp. Plc	15,626,557
65,400	Honeywell International, Inc.	13,636,554
		45,374,090
9.8% INFORMATION TECHNOLOGY
143,855	Fiserv, Inc.*	14,930,710
97,443	VMware, Inc. – Class A	11,291,695
69,390	Applied Materials, Inc.	10,919,210
		37,141,615
9.1% ENERGY
459,395	Schlumberger NV	13,758,880
124,285	EOG Resources, Inc.	11,040,237
135,228	Phillips 66	9,798,621
		34,597,738
8.7% COMMUNICATION SERVICES
281,225	Comcast Corp. – Class A	14,154,054
65,542	Walt Disney Co.*	10,151,801
3,055	Alphabet, Inc. – Class A*	8,850,457
		33,156,312

See notes to the financial statements.

The Torray Fund

SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2021

Shares		Market Value
7.3% CONSUMER STAPLES
338,750	Altria Group, Inc.	$16,053,362
325,060	Kraft Heinz Co.	11,669,654
		27,723,016
6.2% CONSUMER DISCRETIONARY
85,857	Genuine Parts Co.	12,037,151
199,700	General Motors Co.*	11,708,411
		23,745,562
3.9% MATERIALS
184,505	DuPont de Nemours, Inc.	14,904,314
TOTAL COMMON STOCKS
(cost $245,991,874)		371,768,995

SHORT-TERM INVESTMENT – 1.5%
5,772,060	Fidelity Institutional Government Portfolio – Class I, 0.01%^
(cost $5,772,060)		5,772,060
TOTAL INVESTMENTS – 99.1%
(cost $251,763,934)		377,541,055
OTHER ASSETS AND LIABILITIES, NET – 0.9%		3,326,473
TOTAL NET ASSETS – 100.0%		$380,867,528

+	As of December 31, 2021, the Fund had a significant portion of its assets invested in this sector. See Note 8 in the Notes to the Financial Statements.
*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of December 31, 2021.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See notes to the financial statements.

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2021

ASSETS:
Investments in securities at value
(cost $251,763,934)	$377,541,055
Receivable for fund shares sold	3,599,277
Dividends & interest receivable	488,970
Prepaid expenses	27,821
TOTAL ASSETS	381,657,123

LIABILITIES:
Payable for fund shares redeemed	373,138
Payable to investment manager	295,174
Accrued expenses and other liabilities	121,283
TOTAL LIABILITIES	789,595

NET ASSETS	$380,867,528

NET ASSETS CONSIST OF:
Shares of beneficial interest ($1 stated value,
7,290,186 shares outstanding, unlimited shares authorized)	$7,290,186
Paid-in capital in excess of par	227,977,864
Total distributable earnings	145,599,478

TOTAL NET ASSETS	$380,867,528
Net Asset Value, Offering and Redemption Price per Share	$52.24

See notes to the financial statements.

The Torray Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

INVESTMENT INCOME:
Dividend income (net of withholding of $38,264)	$8,384,497
Interest income	1,014
Total investment income	8,385,511

EXPENSES:
Management fees (See Note 4)	3,856,752
Fund administration & accounting fees	189,544
Transfer agent fees & expenses	144,957
Trustees’ fees	85,796
Legal fees	57,753
Insurance expense	43,593
Federal & state registration fees	34,538
Audit fees	24,198
Custody fees	16,884
Printing, postage & mailing fees	13,752
Compliance support fees	8,062
Total expenses before waiver	4,475,829
Less: waiver from investment manager (See Note 4)	(358,941)
Net expenses	4,116,888

NET INVESTMENT INCOME	4,268,623

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	63,131,959
Net change in unrealized appreciation (depreciation) on investments	6,372,334
Net realized and unrealized gain on investments	69,504,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,772,916

See notes to the financial statements.

The Torray Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the years indicated:

	Year ended	Year ended
	12/31/21	12/31/20
Increase (Decrease) in Net Assets
Resulting from Operations:
Net investment income	$4,268,623	$4,909,909
Net realized gain (loss) on investments	63,131,959	(9,255,618)
Net change in unrealized appreciation
(depreciation) on investments	6,372,334	(10,801,257)
Net increase (decrease) in net assets
resulting from operations	73,772,916	(15,146,966)

Distributions to Shareholders:
Total distributions to shareholders	(38,322,607)	(11,680,387)

Shares of Beneficial Interest:
Net decrease from share transactions (Note 5)	(10,924,505)	(25,792,019)
Total increase (decrease) in net assets	24,525,804	(52,619,372)
Net Assets – Beginning of Year	356,341,724	408,961,096
Net Assets – End of Year	$380,867,528	$356,341,724

See notes to the financial statements.

The Torray Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year.

PER SHARE DATA:
	Years ended December 31:
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$47.640	$50.700	$43.450	$49.600	$47.600
Investment operations
Net investment income(1)	0.595	0.631	0.739	0.619	0.550
Net realized and unrealized
gain (loss) on investments	9.646	(2.156)	7.862	(5.806)	5.091
Total from investment operations	10.241	(1.525)	8.601	(5.187)	5.641
Less distributions from:
Net investment income	(0.594)	(0.636)	(0.953)	(0.620)	(0.576)
Net capital gains	(5.047)	(0.899)	(0.398)	(0.343)	(3.065)
Total distributions	(5.641)	(1.535)	(1.351)	(0.963)	(3.641)
Net Asset Value, End of Year	$52.240	$47.640	$50.700	$43.450	$49.600
TOTAL RETURN(2)	21.39%	-2.51%	19.89%	-10.60%	12.07%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000’s omitted)	$380,868	$356,342	$408,961	$370,973	$447,688
Ratios of expenses to average net assets:
Before expense waiver	1.16%	1.17%	1.15%	1.16%	1.16%
After expense waiver	1.07%	1.06%	1.06%	1.07%	1.07%
Ratios of net investment income
to average net assets	1.10%	1.46%	1.53%	1.28%	1.11%
Portfolio turnover rate	36.46%	32.79%	11.05%	4.18%	19.38%

(1)	Calculated based on average amount of shares outstanding during the year.
(2)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.

See notes to the financial statements.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2021

NOTE 1 – ORGANIZATION

The Torray Fund (“Fund”) is a separate diversified series of The Torray Fund (“Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is organized as a business trust under Massachusetts law. The Fund’s investment objectives are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long-and short-term gains. The Fund invests principally in common stock of larger-capitalization companies that generally have demonstrated records of profitability, conservative financial structures and shareholder-oriented management.  The Fund seeks to invest in such companies when it believes that valuations are modest relative to earnings, cash flow or asset values.  Large capitalization companies are those with market capitalizations of $8 billion or more.  Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued. There can be no assurance that the Fund’s investment objectives will be achieved.  The Fund is an investment company and accordingly follows the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during year ended December 31, 2021, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during year ended December 31, 2021, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to December 31, 2018.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method. Non-cash dividend income is recognized at the fair value of property received.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2021

The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2021, no such reclassifications were made.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2021

which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  Short-term debt securities (maturing in 60 days or less), such as U.S. Treasury Bills, are valued at amortized cost, which approximates market value and are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  As of December 31, 2021, no Fund portfolio securities were priced in accordance with such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$371,768,995	$—	$ —	$371,768,955
Short-Term Investment	5,772,060	—	—	5,772,060
Total Investments in Securities	$377,541,055	$ —	$ —	$377,541,055

Refer to the Schedule of Investments for further information on the classification of investments.

NOTE 4 — MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement (“Management Contract”) with Torray LLC (the “Manager”) to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Management Contract between the Trust and the Manager, the Manager is entitled to receive, on a monthly basis, an annual management fee equal to 1.00% of the Fund’s average daily net assets. For year ended December 31, 2021, the Fund incurred management fees of $3,856,752.

The Manager and the Fund have entered into an Operating Expenses Limitation Agreement (the “Agreement”) whereby the Manager has contractually agreed for the term of Agreement to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to 1.00%.  For purposes of the Agreement, the term “Operating Expenses” includes the Manager’s management fee and all other expenses necessary or appropriate for the operation of the Fund, excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2021

expenses, insurance costs, registration and filing fees, printing, postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. Fees waived and expenses paid by the Manager are not eligible for recoupment.  The Agreement will remain in effect until April 30, 2024.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and compliance support services for year ended December 31, 2021, are disclosed in the Statement of Operations.

Certain officers and Trustees of the Fund are also officers and/or shareholders of the Advisor and are not paid by the Fund for serving in such capacities.

NOTE 5 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended		Year ended
	12/31/21		12/31/20
	Shares	Amount	Shares	Amount
Shares sold	48,762	$2,594,756	41,364	$1,726,809
Reinvestment of distributions	666,654	35,510,492	262,120	10,832,556
Shares redeemed	(904,341)	(49,029,753)	(890,890)	(38,351,384)
	(188,925)	$(10,924,505)	(587,406)	$(25,792,019)

As of December 31, 2021, the Trust’s officers, Trustees and affiliated persons and their families directly or indirectly controlled 1,582,788 shares or 27.7% of the Fund.

NOTE 6 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for year ended December 31, 2021, aggregated $135,012,810 and $178,837,115, respectively.

NOTE 7 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2021

The tax character of distributions paid during the year ended December 31, 2021, and the year ended December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary Income*	$16,352,813	$4,910,152
Long-Term Capital Gains	21,969,794	6,770,235
	$38,322,607	$11,680,387

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain	$19,037,539
Undistributed ordinary income	784,818
Unrealized appreciation	125,777,121
Total accumulated earnings	$145,599,478

As of December 31, 2021, the Fund did not have any long-term capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable period ended December 31, 2021, the Fund does not plan to defer any late year losses.

The cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes at December 31, 2021, the Fund’s most recently completed fiscal year end, were as follows:

2021
Gross unrealized appreciation	$130,468,707
Gross unrealized depreciation	(4,691,586)
Net unrealized appreciation	125,777,121
Cost	$251,763,934

NOTE 8 — SECTOR RISK AND GENERAL RISK

As of December 31, 2021, the Fund had a significant portion of its assets invested in the Financials sector.  The Financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2021

For purposes of financial statement reporting, 28.5% of portfolio holdings at year end were classified according to Global Industry Classification Standards (GICS) as belonging to the Financials sector. However, the Fund believes the actual Financials concentration risk to be below that shown for the Financials sector, as several of the constituent companies are diversified holding companies, with portions of their businesses falling outside the sector.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 9 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10 — RESULTS OF SHAREHOLDER MEETINGS

At a special meeting held on August 24, 2021, the shareholders of the Fund approved a new management agreement between the Fund and Torray LLC (“Torray” or “Company”), an action that was necessary because of the death on May 10, 2021 of Robert Torray, the founder of Torray and prior long-time portfolio manager of the Fund.  Mr. Torray’s death caused changes to the ownership structure of Torray that constituted a presumptive change of control of Company. This change in control resulted in an assignment of the investment management agreement between the Fund and Torray previously in effect, and its termination under the terms of that agreement and the requirements of the Investment Company Act of 1940 (“1940 Act”). Between May 10, 2021 and August 24, 2021, Torray provided services to the Fund pursuant to an interim management agreement that was approved by the Board at a Special Board meeting that occurred on May 13, 2021, shortly after Mr. Torray’s death.  The Board at that meeting also approved an interim operating expense limitation agreement (“OELA”) with identical terms to the OELA that was in effect at the time of Mr. Torray’s death, which also had terminated as a result of his death. The Board also had approved a new management agreement for the Fund that would go into effect only upon the approval of a “majority the of the outstanding voting securities” of the Fund, and new OELA that would go into effect simultaneously.  Following the requisite approval of the new management agreement by Fund shareholders at the August 24, 2021 special meeting, the new management agreement and the new OELA went into effect. There was no change in fees payable under the new management agreement and new OELA, nor did the Fund bear any increase in the aggregate amount of other fees or expenses as a result the change in control that resulted from Mr. Torray’s death.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2021

Subsequently, at a special meeting held on December 15, 2021, the shareholders of the Fund approved a second new management agreement between the Fund and Torray LLC (“Torray” or “Company”), an action that was necessary because the September 30, 2021 departure of Nicholas Haffenreffer from the Company.  Because Mr. Haffenreffer was the only member of Torray that owned more than a 25% voting interest in the Company following Mr. Torray’s death, his departure and the simultaneous sale of his voting interests in Torray back to the Company caused changes to the ownership structure of Torray that again constituted a presumptive change of control of Company, resulting in an assignment of the investment management agreement between the Fund and Torray that had gone into effect on August 24, 2021 and its termination under the terms of that agreement and the requirements of the 1940 Act.  Between September 30, 2021 and December 15, 2021, Torray provided services to the Fund pursuant to a second interim management agreement that was approved by the Board at a regular quarterly Board meeting that occurred September 22, 2021, shortly before Mr. Haffenreffer’s departure.  The Board at that meeting also approved a second interim OELA with identical terms to the OELA that went into effect as of August 24, 2021, which also would terminate upon Mr. Haffenreffer’s departure. The Board at its September 22, 2021 meeting finally approved a second new management agreement for the Fund that would go into effect only upon the approval of a “majority the of the outstanding voting securities” of the Fund and a new OELA that would go into effect simultaneously.  Following the requisite approval of the second new management agreement by Fund shareholders at the December 15, 2021 special meeting, the second new management agreement and the second new OELA went into effect.  There is no change in fees payable under this new agreement and the new OELA, nor is it expected that the Fund will bear any increase in the aggregate amount of other fees or expenses as a result the change in control that resulted from Mr. Haffenreffer’s departure.

Management of the Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

The Torray Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of The Torray Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Torray Fund (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of The Torray Fund since 1997.

Philadelphia, Pennsylvania
March 1, 2022

The Torray Fund

FUND MANAGEMENT

As of December 31, 2021 (unaudited)

The Trust is overseen by a Board of Trustees (the “Board”), which has delegated the day-to-day management to the officers of the Trust.  The Board meets regularly to review the Fund’s activities, contractual arrangements, and performance.  The Trustees and officers serve until their successors are elected and qualified, or until the Trustee or Officer dies, resigns or is removed, or becomes disqualified.

Information pertaining to the Trustees and officers of the Trust is set forth below.  The Statement of Additional Information (SAI) includes information about the Trustees and is available without charge, upon request, by calling (855) 753-8174.

No. of
Portfolios in
Name, Age,	Term of Office		Fund Complex	Other
Address* and	and Length of	Principal Occupation(s)	Overseen by	Directorships
Position(s) with the Trust	Time Served	During Past Five Years	Trustee	Held
INDEPENDENT TRUSTEES

Carol T. Crawford (78)	Indefinite Term	Attorney and International	1	None
Trustee and	Since 2006	Trade Consultant,
Nominating		McLean, VA
Committee Chair

Wayne H. Shaner (74)**	Indefinite Term	Managing Partner,	1	None
Trustee and Chairman	Since 1993	Rockledge Partners, LLC,
of the Board		Investment Advisory Firm,
Easton, MD (Jan. 2004-present)

Patrick J. Carolan (60)	Indefinite Term	Managing Partner &	1	None
Trustee and Audit	Since 2021	Founder, Endeavour
Committee Chair		Investment Partners,
Hingham, MA (2006-present)

The Torray Fund

FUND MANAGEMENT (continued)

As of December 31, 2021 (unaudited)

No. of
Portfolios in
Name, Age,	Term of Office		Fund Complex	Other
Address* and	and Length of	Principal Occupation(s)	Overseen by	Directorships
Position(s) with the Trust	Time Served	During Past Five Years	Trustee	Held
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Interested Trustees

William M Lane (71)***	Indefinite Term	Executive Vice President and	1	None
Trustee, Treasurer	Since 1990	Secretary, Torray LLC,
and Secretary		Bethesda, MD (Oct. 2005-present)

Officers of the Trust

Shawn M. Hendon (70)***	Indefinite Term	President, Torray LLC, Bethesda, MD	N/A	None
President	Since 2020	(Jan. 2017-present); Managing
Member, Harewood Partners,
Rockville, MD (Mar. 2012-present)

Suzanne E. Kellogg (39)***	Indefinite Term	Chief Compliance Officer and	N/A	None
Chief Compliance Officer	Since 2017	Anti-Money Laundering Officer,
and Anti-Money		Torray LLC, Bethesda, MD
Laundering Officer		(Jul. 2017-present); Compliance
Manager, FINRA, Washington, DC
(Sep. 2016-Jul. 2017)

*	All addresses are c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 750W, Bethesda, MD 20814.
**	Mr. Shaner is deemed to be an independent Trustee effective as of January 1, 2011.
***
Mr. Lane, Mr. Hendon and Ms. Kellogg, by virtue of their employment with Torray LLC, the Trust’s investment adviser, are considered “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company  Act of 1940, as amended.

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH ITS APPROVAL OF THE TRUST’S MANAGEMENT AGREEMENT WITH THE MANAGER
(unaudited)

The Torray Fund (“Trust”) has entered into a new management contract (the “New Management Agreement”) with Torray LLC (“Manager” or “Torray”) pursuant to which the Manager provides investment management and other services to The Torray Fund, a series of the Trust (“Fund”). In accordance with the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) is required to consider the approval of the New Management Agreement, and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow them to properly consider approval of the New Management Agreement, and it is the duty of the Manager to furnish the Trustees with such information that is responsive to the Board’s request.

The Board approved the New Management Agreement at a regularly scheduled quarterly meeting  on September 22, 2021 (the “September Meeting”).  The Board’s approval of the New Management Agreement was required because of the announced departure of Nicholas Haffenreffer from Torray effective as of September 30, 2021, and the anticipated sale of all of his voting interests in Torray back to Torray effective as of the same date.1  Because of the covid-19 pandemic, the September Meeting was held telephonically rather than in-person, consistent with SEC pronouncements temporarily waiving the requirement for in-person meetings to approve such agreements.

Prior to the September Meeting, the Board received and considered information from Torray and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Management Agreement (“Support Materials”).  In addition, at the September Meeting, representatives of Torray met with the Board and Counsel to the Fund and the Independent Trustees telephonically to discuss the transactions involving Mr. Haffenreffer that necessitated the Board’s and shareholders’ approval of the New Management Agreement. Before voting to approve the New Management Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Management Agreement.  In determining whether to approve the New Management Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by Torray with respect to the Fund; (2) the Fund’s historical performance as managed by Torray under the Current Management Agreement; (3) the costs of the services to be provided by Torray and the profits to be realized by Torray from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Torray resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.
_____________________

[1]
Because Mr. Haffenreffer was the only member of Torray that owned more than a 25% voting interest in  Torray as of the date of the  September Meeting, his announced departure from the firm effective  September 30, 2021 and the simultaneous sale of his voting interests in Torray back to  Torray caused changes to the ownership structure of Torray that  constituted a presumptive change of control of  Torray, resulting in an assignment of the prior investment management agreement between the Fund and Torray and its termination under the terms of that agreement and the requirements of the 1940 Act.  Because the New Management Agreement approved by the Board at the September Meeting had to be approved by shareholders representing a “majority the of the outstanding voting securities” of the Fund, the Board also approved an interim management agreement at the September Meeting with a maximum duration of 150 days, as authorized by the 1940 Act and rules thereunder. Shareholders approved the new management agreement by the requisite majority at a special shareholder meeting held for that purpose on December 15, 2021.

The Torray Fun

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH ITS APPROVAL OF THE TRUST’S MANAGEMENT AGREEMENT WITH THE MANAGER
(unaudited) (continued)

In unanimously approving the New Management Agreement as in the best interests of the Fund and its shareholders, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services that the Manager renders, the Trustees considered the scope of services provided under the New Management Agreement, which includes, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective, policies and restrictions; (2) making investment decisions and placing all orders for the purchase and sale of portfolio securities and cash instruments; (3) pursuant to its Operating Expense Limitation Agreement with the Trust, covering the costs of the administration, fund accounting, custody, transfer agency and distribution services that are provided to the Fund; (4) monitoring the compliance of the Fund’s investment portfolio with applicable Federal securities laws and regulations and Internal Revenue standards; and (5) providing the interested Trustee, Chief Financial Officer and Chief Compliance Officer of the Fund and paying the salaries, fees and expenses of such persons.  The Trustees also considered the long-term investment philosophy and the significant industry experience of the Manager’s personnel involved in servicing the Fund, noting their high quality. In addition, the Trustees reviewed the Manager’s brokerage and best-execution procedures and observed that they were reasonable and consistent with standard industry practice. The Trustees also noted that while the Manager is permitted to use soft dollars to acquire proprietary and third-party research, it receives only proprietary research and does not currently “pay-up” above execution cost to obtain such research. Finally, the Trustees discussed the state of the Manager’s compliance program.  They noted the significant resources that the Manager had expended to enhance the compliance program, maintain the Liquidity Risk Management Program, and increase cybersecurity measures.  They also noted that despite continued global COVID-19 variant outbreaks, the Manager had successfully maintained normal operations.  The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Manager pursuant to the Agreement.

Performance of the Fund. The Board next reviewed the Fund’s performance as reported in the Meeting Materials for the period ending July 31, 2021.  The Trustees discussed the Manager’s focus on long-term investing and risk management, as well as the fact that the Fund historically underperforms in strong markets and outperforms in down markets.  The Trustees noted the Fund’s positive return for the year-to-date, one-year, three-year,  five-year, and ten-year periods, all as of  July 31, 2021.  The Trustees further noted that the Fund’s performance was comparable to the S&P 500 for year-to-date performance and exceeded the S&P 500 for one year performance, while trailing the S&P for the 3-year, 5 year, 10 year and since inception periods.  The Trustees also noted that the Fund’s performance was comparable to the Russell 1000 Value Index, the Morningstar Large Value Funds Average, and Peer Group Median for year-to-date and one year performance, while lagging for each of  the 3-year, 5-year, and 10-year  periods. Mr. Hendon reviewed with the Trustees the steps which had been taken over the past year to focus on good businesses, while maintaining a value orientation.  He noted that market volatility had provided opportunities to invest in companies which management thought improved both the quality and financial strength of the portfolio.  He also indicated management has become more selective with companies facing secular challenges.  He noted that this focus had been successful in improving the Fund’s relative performance.

After further discussion, the Trustees concluded that they were satisfied with the Fund’s performance and management’s discussion of its investment strategy and portfolio activity.

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH ITS APPROVAL OF THE TRUST’S MANAGEMENT AGREEMENT WITH THE MANAGER
(unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered and discussed with the Manager the profitability to the Manager of its relationship with the Fund (as reflected in a profitability analysis provided by the Manager), the overall profitability of the Manager (as reflected in the unaudited P&L statement of the Manager as of June 30, 2021 and the audited P&L statement of the Manager as of December 31,  2020), and the Manager’s unaudited and audited balance sheet as of the same dates.  They noted that the Manager compensates Foreside Distributors, LLC for the distribution/underwriting services it provides, pays intermediary and platform fees on behalf of the Fund, and also covers the costs of the services that U.S. Bancorp Global Fund Services and its affiliates provide to the Fund.  He also noted the Manager will be taking on more responsibility for marketing and distribution internally.  After further discussion, the Trustees concluded that the Manager’s profitability with respect to the Fund is reasonable, that its assets and revenues were sufficient to provide the services called for by the Agreement, and that the Manager’s assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under the Agreement.

Comparative Fee and Expense Data; Economies of Scale. The Trustees discussed the Fund’s management fee of 1.00% and its current net expense ratio of 1.06%. The Trustees noted that the management fee payable to the Manager is in the form of a partial “unified fee,” an arrangement wherein the Manager pays certain expenses of the Fund from its management fee. The Trustees noted that comparative fee data for such partial “unified fee,” arrangements is not readily available from data sources such as Morningstar because there are so few funds that operate in this structure. They also noted that the Manager would be entering into a New Operating Expense Limitation Agreement (“OELA”) with the Fund, identical to the Prior Operating Expense Limitation Agreement, if both the Board, the Independent Trustees and Fund shareholders approve the New Management Agreement.  The Trustees then discussed that the Manager receives a net management fee of approximately 89 basis points after payment of fees to Fund Services and other required waivers and reimbursements made pursuant to the current OELA.  They also considered that because the Fund has no rule 12b-l or shareholder service fees, the Manager pays certain distribution and platform expenses exclusively from its own profits, and noted that expense amounted to approximately five basis points.  The Trustees then focused their attention on the gross and net expense ratios of comparable funds, noting that the Fund’s expense ratios are slightly higher when compared to those funds within the Morningstar U.S. Large Value Funds category, the Fund’s designated Morningstar category.  The Trustees discussed economies of scale with the Manager and considered the Manager’s representation that the Fund’s asset level is not high enough to warrant breakpoints in the management fee. The Trustees also noted that the Manager advises two separate accounts in a similar investment style to that of the Fund, and that with respect to one of these accounts, the Manager charged its standard separate account fee schedule, which is 1% at the current asset level of the account, the same as the management fee charged to the Fund. The second account (whose purpose is to maintain a composite of this investment style) is charged no management fee. The Trustees further noted however, that management of the Fund entails many additional regulatory and compliance responsibilities and higher costs, and therefore would be expected to have a higher fee. After further discussion, the Trustees concluded that the fees paid to the Manager under the Agreement and the Fund’s overall expenses were reasonable and were not inflated to cover distribution-related expenses.

Other Benefits. The Trustees considered the Manager’s representation that it does not derive any other benefits from its relationship with the Fund and concluded that Manager does not receive any additional financial or other benefits from its relationship with the Fund.

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH ITS APPROVAL OF THE TRUST’S MANAGEMENT AGREEMENT WITH THE MANAGER
(unaudited) (continued)

Prior to voting on the proposed New Management Agreement, the Independent Trustees convened in executive session with Counsel to discuss matters relating to the Board’s consideration of the New Management Agreement. After the completion of the executive session, the Board reconvened to consider the approval of the New Management Agreement. Based upon the Manager’s presentation at the meeting and the information contained in the Manager’s Section 15(c) Response, as well as other information gleaned from the Trust’s quarterly Board meetings throughout the year, the Board concluded that the overall arrangements between the Fund and the Manager as set forth in the New Management Agreement are fair and reasonable in light of the services performed, fees paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. In their deliberations, the Trustees did not identify any particular factor that was all-important or controlling.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board and the Independent Trustees voting separately unanimously approved the New Management Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

The Torray Fund

PORTFOLIO HOLDINGS, PROXY VOTING AND PROCEDURES

As of December 31, 2021 (unaudited)

The Fund files complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available Commission’s website at http://www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commissions Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-753-8174.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-855-753-8174; and on the Commission’s website at http://www.sec.gov

The Torray Fund

ABOUT YOUR FUND’S EXPENSES

As of December 31, 2021 (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

The table below illustrates the Fund’s cost in two ways:

Actual Fund Return This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” below.

Hypothetical 5% Return This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	July 1, 2021	December 31, 2021	During Period(1)
Based on Actual Fund Return(2)	$1,000.00	$1,042.60	$5.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	$5.45

(1)
Expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2021 of 4.26%.

The Torray Fund

TAX INFORMATION

As of December 31, 2021 (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended December 31, 2021. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 49.15% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021, was 42.62% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 73.90%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

The Torray Fund

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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TRUSTEES

Patrick J. Carolan
Carol T. Crawford
 William M Lane
Wayne H. Shaner

INVESTMENT ADVISOR

Torray LLC

TRUST OFFICERS

Shawn M. Hendon
Suzanne E. Kellogg
William M Lane

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Bernstein Shur
100 Middle Street, 6th Floor
Portland, ME 04104

Distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road
Berwyn, PA 19312
Date of first use, February 2022

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current
prospectus. All indices are unmanaged groupings of stocks
that are not available for investment.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert. The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2021, and December 31, 2020, the Fund’s principal accountant was BBD, LLP. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$22,000	$22,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Torray Fund

By (Signature and Title)*   /s/ Shawn M. Hendon
Shawn M. Hendon, President

Date    March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Shawn M. Hendon
Shawn M. Hendon, President

Date    March 4, 2022

By (Signature and Title)*   /s/ William M Lane
William M Lane, Treasurer

Date    March 7, 2022

* Print the name and title of each signing officer under his or her signature.